Exhibit 10
THIRD AMENDMENT
TO CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS
THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS (this “Amendment”) is entered into as of March 25, 2011, by and among RED LION HOTELS CORPORATION, a Washington corporation (“Borrower”), WHC 809, LLC, a Delaware limited liability company (“Property Owner”), and KEYBANK NATIONAL ASSOCIATION, individually (“KeyBank”) and as Administrative Agent for the Lenders (“Administrative Agent”).
R E C I T A L S
1. Borrower, Administrative Agent, and Lenders are parties to that certain Credit Agreement dated as of September 13, 2006 as amended by that First Amendment to Credit Agreement dated as of February 8, 2010 and that certain Second Amendment to Credit Agreement dated as of January 10, 2011 (the “Second Amendment”) (as modified, amended, renewed, extended, and/or restated, the “Credit Agreement”). KeyBank has assumed (a) the rights and obligations of Credit Agricole Corporate and Investment Bank, formerly known as Calyon New York Branch (“Credit Agricole”), as a Lender and Swing Line Lender pursuant to that certain Transfer and Assignment of Promissory Notes and other Loan Documents dated as of even date herewith (the “CA Assignment”), and (ii) the rights and obligations of CIBC, Inc., Union Bank of California, N.A. and Wells Fargo Bank, National Association as a Lender pursuant to an Assignment and Assumption from each such lender to KeyBank, dated as of same date herewith. Further, Agricole resigned as administrative agent under the Credit Agreement and KeyBank, as holder of one hundred percent (100.0%) of the Commitments appointed itself as successor Administrative Agent pursuant to the CA Assignment.
2. Borrower executed and delivered to the order of KeyBank National Association that certain Revolving Credit Note dated as of September 13, 2006 (as modified, amended, renewed, extended, and/or restated, the “KeyBank Note”).
3. Property Owner executed and delivered to Credit Agricole, as the initial administrative agent, that certain Assignment of FF&E Reserve Account dated as of September 13, 2006 (as modified, amended, renewed, extended, and/or restated, the “FF&E Account Assignment”), which has been transferred, granted, assigned, sold, bargained, conveyed and delivered by Credit Agricole to KeyBank pursuant to the CA Assignment.
4. The parties hereto desire to amend the Credit Agreement subject to the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.
     2. Amendments to the Credit Agreement.
          (a) Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of “Collateral Properties” appearing in §1.1 of the Credit Agreement, and inserting the following new definition in lieu thereof:
          “Collateral Properties means the Initial Collateral Property.”

          (b) Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of “FF&E Reserve Account” appearing in Section 1.1 of the Credit Agreement, and inserting the following new definition in lieu thereof:
“FF&E Reserve Account means the account of Initial Collateral Property Owner at KeyBank, Account 359683026520, and styled “Red Lion Hotel Fifth Avenue, Seattle FF&E Reserve Account.””
          (c) Section 1.1 of the Credit Agreement is hereby amended by modifying the definition of “Interest Rate Hedging Arrangements” appearing in Section 1.1 of the Credit Agreement by deleting the word “Calyon” in the fourth line thereof, and inserting in lieu thereof the word “KeyBank”.
          (d) Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of “Payment Office” appearing in Section 1.1 of the Credit Agreement, and inserting the following new definition in lieu thereof:
“Payment Office means Administrative Agent’s office located at 127 Public Square, Cleveland, Ohio 44114-1306, or such other office as Administrative Agent shall notify Borrower and the Credit Parties in writing.”
          (e) Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of “Prime Rate” appearing in Section 1.1 of the Credit Agreement, and inserting the following new definition in lieu thereof:
“Prime Rate means the per annum rate of interest established from time to time by KeyBank as its prime rate, which rate may not be the lowest rate of interest charged by KeyBank to its customers.”
          (f) Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of “Required Lenders” appearing in Section 1.1 of the Credit Agreement, and inserting the following new definition in lieu thereof:
“Required Lenders means (a) on any date of determination prior to termination of the Total Commitment, Lenders (other than Defaulting Lenders) holding in the aggregate more than fifty and ten one-hundredths percent (50.10%) of the Total Commitment (excluding the Commitments of any Defaulting Lenders), or (b) on any date of determination occurring after the Total Commitment has terminated, Lenders holding in the aggregate more than fifty and ten one-hundredths percent (50.10%) of the outstanding Total Principal Debt (excluding the Principal Debt of any Defaulting Lenders).”
          (g) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in Section 1.1 of the Credit Agreement, in the appropriate alphabetical order:
“KeyBank means KeyBank National Association.”
          (a) Section 1.1 of the Credit Agreement is hereby amended by deleting in their entirety the definitions of “First Extended Maturity Date” and “Second Extended Maturity Date”, appearing in Section 1.1 of the Credit Agreement.
          (b) Section 1.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“1.4 Time References. Unless otherwise specified in the Loan Documents (a) time references are to time in Cleveland, Ohio, and (b) in calculating a period from one date to another, the word “from” means “from and including” and the word “to” or “until” means “to but excluding.””
          (c) Section 2.6 of the Credit Agreement is hereby deleted in its entirety.
          (d) Section 5.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
5.2 Fees of Administrative Agent. On March 25, 2011, Borrower shall pay to KeyBank in its capacity as Administrative Agent an Administrative Agent’s fee in the amount of $35,000.00. Such fee shall be fully earned when paid and non-refundable under any circumstances.
          (e) Section 9.3 of the Credit Agreement is hereby amended to delete clause (j) thereof in its entirety and to re-letter clause (k) thereof as clause (j).
          (f) Section 10.19 is hereby amended by deleting “September 25, 2013” in the fourth line thereof, and inserting “September 25, 2012” in lieu thereof.
          (g) Section 10.18(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Total Leverage Ratio. Borrower shall not permit the Total Leverage Ratio, as of the last day of any fiscal quarter of the Companies, commencing with the fiscal quarter ending March 31, 2011, to be greater than 6.5 to 1.0.”
          (h) Section 10.18(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Senior Leverage Ratio. Borrower shall not permit the Senior Leverage Ratio, as of the last day of any fiscal quarter of the Companies, commencing with the fiscal quarter ending March 31, 2011, to be greater than 5.0 to 1.0.”
          (i) Section 10.18(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Debt Service Coverage. Borrower shall not permit the Debt Service Coverage Ratio, as of the last day of any fiscal quarter of the Companies commencing with the fiscal quarter ending March 31, 2011, to be less than 1.5 to 1.0.”
          (j) Section 13.1 of the Credit Agreement is hereby amended to the delete the word “Calyon” in the second line thereof, and insert in lieu thereof the word “KeyBank”.
          (k) Section 13.6 of the Credit Agreement is hereby amended to delete the words “, which shall be a bank with an office in New York, or an Affiliate of any such bank with an office in New York” from the fourth and fifth lines thereof.
          (l) Section 14.3(a)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(ii) if to Administrative Agent, to KeyBank National Association, 1200 Abernathy Road N.E., Suite 1550, Atlanta, Georgia 30328, Attention: Tayven Hike, Telecopier No. 770-510-2195, Telephone No. 770-510-2100; and”
          (m) Section 14.3(a)(iii) of the Credit Agreement is hereby deleted in its entirety.
          (n) Section 9.8.16(f) of Schedule 9.8 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“f) Administrative Agent shall be referred to verbatim as follows:

“KeyBank National Association, as Administrative Agent
Attn: Real Estate Capital
127 Public Square
Cleveland, Ohio 44114-1306””
          (o) Any and all references to “Calyon” or “Calyon New York Branch” in any of the Exhibits or Schedules to the Credit Agreement shall be changed to “KeyBank National Association”.
          (p) Exhibit G of the Credit Agreement is hereby deleted in its entirety.
          (q) Section 6 and Section 9 of the Second Amendment are hereby deleted in their entirety.
     3. Swing Line Subfacility. Borrower acknowledges and agrees that the Swing Line Subfacility remains terminated, and Borrower shall not be allowed to request, and Swing Line Lender shall not be obligated to advance, any Swing Line Loans.
     4. General Amendments to other Loan Documents.
          (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.
          (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
          (c) Borrower and Administrative Agent hereby acknowledge and agree that all references to Administrative Agent’s address in the Loan Documents shall be deemed to be KeyBank National Association, 1200 Abernathy Road N.E., Suite 1550, Atlanta, Georgia 30328, Attention: Tayven Hike.
     5. Amendment to KeyBank Note.
          (a) Borrower and Administrative Agent hereby modify the KeyBank Note by deleting the words “CALYON NEW YORK BRANCH” in the third line thereof, and inserting in lieu thereof the words “KEYBANK NATIONAL ASSOCIATION” .
          (b) Borrower acknowledges and agrees that the maximum Principal Debt that may at any time be evidenced by the KeyBank Note is $30,000,000.00.

     6. Amendment of FF&E Account Assignment. Property Owner and Administrative Agent hereby modify the FF&E Account Assignment, as follows:
          (a) By deleting the words and figures “Account No. 01 53628 0024 00 at CALYON NEW YORK BRANCH (“Depository”), in the name of Assignor, and any extensions or renewals thereof, if the account is one which may be extended or renewed the (the “Account”), and inserting in lieu thereof the following words and figures:
“Account No. 359683026520 at KeyBank National Association (“Depository”), in the name of Assignor, and any extensions or renewals thereof, if the account is one which may be extended or renewed (the “Account”)”
          (b) By deleting the address of “Depository” in the Section 13, and inserting in lieu thereof the following new address:

“Depository:	KeyBank National Association
1200 Abernathy Road N.E., Suite 1550
Atlanta, Georgia 30328
Attention: Tayven Hike”
     7. Conditions Precedent. This Amendment shall not be effective unless and until: (a) Administrative Agent receives fully executed counterparts of this Amendment signed by the Required Lenders and Borrower; (b) Administrative Agent receives an officer’s certificate for Borrower certifying (i) the constituent documents of Borrower, (ii) incumbency of the officers of Borrower authorized to execute this Amendment and each other document executed in connection therewith, (iii) certificates of existence and good standing for Borrower certified as of a recent date by the Secretary of State of the State of formation of Borrower, and (iv) resolutions of the board of directors of Borrower authorizing the execution and delivery of this Amendment (the documents referenced in clauses (a) and (b) are collectively, the “Amendment Documents”); (c) Administrative Agent receives, for the benefit of KeyBank an amendment fee in the amount of $450,000, which fee shall be fully earned when paid and non-refundable under any circumstances, (d) Administrative Agent receives, in form and substance acceptable to Administrative Agent in its sole discretion, fully executed originals of that certain Transfer and Assignment of Promissory Note and other Loan Documents by and between Credit Agricole Corporate and Investment Bank, formerly known as Calyon New York Branch, dated as of the same date herewith and an Assignment and Assumption from each of CIBC, Inc., Union Bank of California, N.A. and Wells Fargo Bank, National Association to KeyBank, dated as of same date herewith, and (e) the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement.
     8. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation under the Credit Agreement and the Loan Documents, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

     9. Representations. Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower and each Subsidiary Guarantor; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or any Subsidiary Guarantor of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and each Subsidiary Guarantor and are enforceable against Borrower and each Subsidiary Guarantor in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by Borrower and each Subsidiary Guarantor of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which Borrower or any such Subsidiary Guarantor is a party or by which Borrower or any such Subsidiary Guarantor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; (f) no Potential Default or Event of Default exists; (g) the aggregate Principal Debt disbursed by Lenders to Borrower and which is outstanding and unpaid as of the date hereof is $25,000,000.00; and (h) the outstanding interest and fees on the Principal Debt which is outstanding and unpaid as of the date hereof is $76,032.95.
     10. Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.
     11. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed — and its performance enforced — under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts (originals or facsimile copies followed by originals within two (2) Business Days) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
     12. RELEASE. BORROWER AND EACH OTHER OBLIGOR HEREBY ACKNOWLEDGES THAT THE OBLIGATION IS ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATION OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY. BORROWER AND EACH OTHER OBLIGOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH CREDIT PARTY AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY OTHER OBLIGOR MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION,

ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
     13. Entireties. The Credit Agreement as amended by this Amendment represents the final agreement between the parties about the subject matter of the Credit Agreement as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
     14. Parties. This Amendment binds and inures to Borrower, Administrative Agent, each Lender, and their respective successors and permitted assigns.
[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

EXECUTED as of the date first stated above.

BORROWER: RED LION HOTELS CORPORATION, a Washington corporation
By:	/s/ Dan Jackson
	Name:	Dan Jackson
	Title:	Executive Vice President

PROPERTY OWNER: WHC809, LLC, a Delaware limited liability company
By:	/s/ Dan Jackson
	Name:	Dan Jackson
	Title:	Executive Vice President

Signature Page to Third Amendment to Credit Agreement
and Amendment to Other Loan Documents

ADMINISTRATIVE AGENT AND LENDERS: KEY BANK NATIONAL ASSOCIATION, as a Lender, Swing Line Lender and Administrative Agent
By:	/s/ Tayven Hike
	Name:	Tayven Hike
	Title:	Vice President

Signature Page to Third Amendment to Credit Agreement
and Amendment to Other Loan Documents

To induce the Administrative Agent and Lenders to enter into this Amendment, each of the undersigned (a) consent and agree to the Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation, (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to the Administrative Agent and Lenders and their respective successors and permitted assigns.

SUBSIDIARY GUARANTORS: RED LION HOTELS FRANCHISING, INC., a Washington corporation
By:	/s/ Dan Jackson
	Name:	Dan Jackson
	Title:	Executive Vice President

RED LION HOTELS MANAGEMENT, INC., a Washington corporation
By:	/s/ Dan Jackson
	Name:	Dan Jackson
	Title:	Executive Vice President

RED LION HOTELS HOLDINGS, INC., a Delaware corporation
By:	/s/ Dan Jackson
	Name:	Dan Jackson
	Title:	Executive Vice President

Signature Page to Third Amendment to Credit Agreement
and Amendment to Other Loan Documents

WHC809, LLC, a Delaware limited liability company
By:	/s/ Dan Jackson
	Name:	Dan Jackson
	Title:	Executive Vice President

RED LION HOTELS LIMITED PARTNERSHIP, a Delaware limited partnership
By:	RED LION HOTELS CORPORATION, a Washington corporation, its sole general partner

By:	/s/ Dan Jackson
	Name:	Dan Jackson
	Title:	Executive Vice President
Signature Page to Third Amendment to Credit Agreement
and Amendment to Other Loan Documents

SCHEDULE 2.1
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Pro Rata Part

KeyBank National Association	$30,000,000	100.000000000%
Total	$30,000,000	100.000000000%
Schedule 2.1 to Third Amendment to Credit Agreement
and Amendment to Other Loan Documents